UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2008

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey  08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2008, the Compensation Committee (the “Committee”) of the Board of Directors for PHH Corporation (“PHH”, “Company”, “we” or “our”) approved the performance targets for the PHH Corporation 2008 Management Incentive Plan (the “PHH MIP”), PHH Mortgage 2008 Management Incentive Plan (the “Mortgage MIP”) and PHH Arval 2008 Management Incentive Plan (the “Fleet MIP”).  The performance targets for the Mortgage MIP and the Fleet MIP are based on the attainment of certain pre-tax income after minority interest targets for the year ending December 31, 2008 for PHH Mortgage Corporation (“PHH Mortgage”) and PHH Vehicle Management Services, LLC, doing business as PHH Arval (“PHH Arval”), respectively.  The performance target for the PHH MIP is based 50% on the attainment of the performance target established for PHH Mortgage and 50% on the attainment of the performance target established for PHH Arval.  Mr. Terence W. Edwards, President and Chief Executive Officer of the Company, and Mr. William F. Brown, Senior Vice President, General Counsel and Secretary of the Company, are participants in the PHH MIP with target payout levels equal to 100% and 50% of their base salary, respectively.  Mr. George J. Kilroy, President and Chief Executive Officer of PHH Arval, is a participant in the Fleet MIP with a target payout equal to 100% of his base salary.  Mr. Mark R. Danahy, Senior Vice President and Chief Financial Officer of PHH Mortgage, is a participant in the Mortgage MIP with a target payout equal to 75% of his base salary.  A copy of the Committee resolution, including the PHH MIP, Fleet MIP and Mortgage MIP, is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1	Resolution of the PHH Corporation Compensation Committee, dated March 18, 2008, approving performance targets for 2008 Management Incentive Plans under the 2005 Equity and Incentive Plan.*

* Confidential treatment has been requested for certain portions of this exhibit pursuant to Rule 24b-2 of the Exchange Act, which portions have been omitted and filed separately with the Securities and Exchange Commission ("SEC").

Forward-Looking Statements

This Form 8-K and the exhibits hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts.

You should consider the areas of risk described in our filings with the SEC pursuant to the Exchange Act under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports and those risk factors included as “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007, in connection with any forward-looking statements that may be made by us and our businesses generally.  Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
	Name:	Clair M. Raubenstine
	Title:	Executive Vice President and Chief Financial Officer

Dated: March 24, 2008